UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):         January 7, 2020

INTELGENX TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31187	870638336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6420 Abrams

Ville St-Laurent, Quebec, Canada H4S 1Y2

(Address of Principal Executive Offices, and Zip Code)

(514) 331-7440

Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT IGX	OTCQX TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In connection with IntelGenx Technologies Corp.'s (the "Corporation") Registration Statement on Form S-1 (File No.333-235607), the Corporation intends to use the investor presentation attached hereto as Exhibit 99.1 and the term sheet attached hereto as Exhibit 99.2, which are incorporated by reference herein.

The investor presentation attached as Exhibit 99.1 to this Current Report on Form 8-K includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the investor presentation are "forward-looking" rather than historical.

The Corporation undertakes no duty or obligation to update or revise information included in this Current Report on Form 8-K or the investor presentation attached as Exhibit 99.1 hereto.

Item 9.01. Exhibits.

Exhibit	Description
99.1	Investor Presentation dated January 7, 2020
99.2	Term Sheet dated January 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP. (Registrant)

Dated: January 10, 2020	By: /s/ Horst G. Zerbe Horst G. Zerbe President and Chief Executive Officer